SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VALLEY FORGE FUND, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

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NOTICE OF ANNUAL MEETING

TO BE HELD AUGUST 16, 2011

To the Shareholders of the Valley Forge Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of The Valley Forge Fund will be held at 3741 Worthington Road, Collegeville, PA 19426 on August 16, 2011 at 7:00PM for the following purposes.

1) To elect or reject six (6) Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Meyler & Company, LLC, Certified Public Accountants, to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2011.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on June 16, 2011 as the record date for determination of the shareholders entitled to notice of, and to vote, at the meeting.

PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF

YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.

PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

PRIVACY POLICY

THE VALLEY FORGE FUND

The Federal Securities and Exchange Commission has adopted a ruling regarding the “Privacy of Consumer Financial Information” known as Regulation S-P.  This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis.  The Fund is pleased to report that:

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Information We Collect – The Fund’s application forms contain names, addresses, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts.  IRA application forms also contain beneficiary information.  In addition, the Fund retains records of all of your security transactions such as your account balances and transaction histories.

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Our Disclosure Statement – The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law.  That is, to you personally, to the Securities & Exchange Commission and to government tax agencies.  And, since all transactions are handled internally, the number of employees that even see your information is limited.  However, funds cannot be IRA trustees.  Your Fund uses US Bank to provide IRA custodial services that requires disclosure of your IRA shareholder name and address to it on an annual basis.  In this regard, US Bank has a similar Privacy Policy to protect this information other than that required by law.

You should call 1-800-869-1679 if there are any questions about the Fund’s Regulation S-P Status.

PROXY STATEMENT

THE VALLEY FORGE FUND

3741 Worthington Road, Collegeville, PA 19426   Tel. 1-800-869-1679

Enclosed herewith is notice of an Annual Meeting of Shareholders of The Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund.  This material was first mailed to shareholders on July 1, 2011.  Exercised proxies may be revoked by you at any time either by mail notices to the Fund, re-submittal at a later date, or voting at the meeting.  Please place your instructions on the enclosed form, then sign, date, and return.

The Fund has one class of capital stock of the Fund, all having equal voting rights.  On June 16, 2011, the date of record, there were 2,633,498.180 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting.  In all matters, each share has one vote.

A quorum must exist to hold an Annual Meeting. It requires that more than fifty percent of the outstanding shares be present or represented by Proxy. Abstentions and Broker Accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

All Directors listed below have consented to serve, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table. None of these Directors or current officers holds Directorships in other mutual funds.

Interested Officers and Directors

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Donald A. Peterson, 3741 Worthington Road, Collegeville, PA, 70	VFF President and Chairman of the Board of Directors	Elected as President on April 26, 2011 Elected to Board for One Year, Served Since Aug 15, 1974	Program Manager, DRS Technologies, Horsham, PA	One
Sandra K. Texter, 551 Red Coat Lane, Phoenixville, PA, 60	Present Treasurer	Elected for One Year. Will not be available for re-election Served since Jan 30, 2003	System Analyst, Lockheed Martin, King of Prussia, PA	None

"Interested Persons," is as defined in the Investment Company Act of 1940.  Mr. Peterson and Mrs. Texter (the daughter of Mr. Klawans, the previous President and Director) are Interested Persons because all officers of the Fund are considered to be so.

Independent Directors

Name, Address and Age	Position in the Fund	Term of Office and Length of Time Served	Principal Occupation Past Five Years	No. of Funds Overseen by Director
Dr. James P. King, 904 Breezewood Lane, Lansdale PA. 76	Director	Elected for One Year, Served Since Inception Jun 30, 1971	President Desilube Tech Inc. Lansdale PA	One
C. William Majer, 732 Summit Ave, Philadelphia PA. 75	Director	Elected for One Year, Served Since Jun 21. 2005	President MajerPlus LTD Philadelphia Pa.	One
Lewis T. Seaman, 13124 Shannondell Drive, Audubon PA. 87	Director	Elected for One Year, Served since August 2009	Retired Senior Manager, GE	One
John S. Zaborowski, 341 Thorpe Road, Jenkintown, PA, 65	Director	New Candidate	Retired General Manager, DRS Technologies	None

 Shareholders have one vote for each share they own for each of the Directors of their choice.  All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above.  A majority of the votes cast when a quorum is present will elect each Director.  All the nominees who stood for election last year were overwhelmingly reelected

BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: There were six board meetings in 2010.  Five of the directors attended all meetings. One of the Board Members, Mr. Majer was unable to attend one meeting.

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures where approval of a  majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and  Blue Sky arrangements with the various states where the Fund offers its shares.

FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

NAME	Dollar Range of Equity Securities in the Fund in 2010	Aggregate Dollar Range of Equity Securities in All Register Investment Companies Overseen by Directors and Officers in Family of Investment Companies
Interested Director and Officers
Donald A. Peterson	Over $100,000	Over $ 100,000
Sandra K. Texter	Over $500,000	Over $ 500,000
Independent Directors
Dr. James P. King	Over $25,000	Over $ 25,000
C. William Majer	Over $10,000	Over $ 10,000
Lewis T. Seaman	Over $100	Over $ 100

None of the Officers, Directors, and Associated Persons serving since the last Annual Meeting: Dr. King, Mr. Peterson, Mr. Seaman, Mr. Majer, Mrs. Texter and Mrs. Ellen Klawans (daughter-in-law of Mr. Klawans, the previous President and Director) had essentially no change in their dollar range of equity security holdings in the Fund this year.  None serve as Directors for other registered investment companies.

REMUNERATION OF DIRECTORS AND OFFICERS

The Fund did not pay salaries to their Officers or Directors in 2010.  Compensations listed below are all travel and other expenses associated with attending meetings in 2010.

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NAME	Valley Forge Fund Compensation in 2010	Family of Funds Valley Forge Compensation in 2010
Interested Directors and Officers in 2010
Sandra K. Texter	$0	$0
Independent Directors
Dr. James P. King	$495	$495
C. William Majer	$198	$198
Donald A. Peterson*	$495	$495
Lewis T. Seaman	$396	$396

* Mr. Peterson is now the President of the Fund and therefore considered “Interested” subsequent to April 26, 2011.

BROKERAGE

The Fund requires all Brokers to affect transactions in portfolio securities to get prompt execution of orders at the most favorable price.  Where consistent with best price and execution and, in light of its limited resources, the Fund will deal with primary markets in placing over-the-counter portfolio orders.  The Fund places all orders for purchase and sale of its securities through its President, who is answerable to the Board of Directors.  The President may select Brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation.  Services may include economic, statistical or industry studies, security analysis, and sales literature.  No effort is made to determine the value of these services or the amount they may have reduced Adviser expenses.  Mr. Scott Klawans, the son of Mr. Bernard Klawans (the previous President and Director), who is a broker with BestVest Investment, has provided brokerage services to the Fund that appear to be satisfactory to the Fund’s Board of Directors.

Other than as set forth above, the Fund has no fixed policy, formula, method, or criteria used in allocating brokerage business to brokers furnishing these materials and services.  In its most recently completed year, 2010, the Fund paid $9,495 in Brokerage Commissions.  Commissions were $8,892 in 2009 and $8,595 in 2008.  The Directors evaluate and review annually the reasonableness of brokerage commissions paid versus serviced rendered.

PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR

Your Board of Directors recommend, subject to shareholder approval, Meyler & Company, LLC, Certified Public Accountants to audit and certify financial statements of the Fund for the year 2011, since they performed audit services in an exemplary fashion to aid Fund Management to reply to the Securities & Exchange Commission (“SEC”) on-site, bi-annual examination of the Fund’s operations.  The Board has adopted new procedures to pre-approve the types of professional services required of their auditors.

Neither Meyler & Company, LLC, nor any of its partners have any direct or material indirect interest in the Fund and will provide no non-auditing services.  If you desire to have representatives of Meyler & Company, LLC, present at the meeting you may contact the Treasurer of the Fund in advance of the meeting and request their presence.

Audit Fees: Meyler & Company, LLC, charged $9,000 for the 2010 audit.  The fee for the year 2011 is expected to be $11,000, LLC, since Meyler & Company, LLC. assumed the audit responsibility in the Fund‘s mid-year of 2010. This charge includes reporting its findings to the Fund's Board of Directors and reviewing pertinent documents that the Fund submits to the Securities and Exchange Commission concerning the certified audit.

All Other Fees: There are no other Audit Fees expected.

SHAREHOLDER PROPOSALS

The Fund expects to hold its next Annual Meeting in August 2012.  Shareholder proposals may be presented at that meeting, provided they are received by the Fund no later than January 6, 2012, in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934, that sets forth certain requirements.

OTHER MATTERS

The Directors know of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.